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                                                                    EXHIBIT 23.2
                                                                    ------------

                       CONSENT OF INDEPENDENT AUDITORS


We consent to incorporation by reference in this Registration Statement of Nanometrics Incorporated on Form S-8 of our report dated February 19, 1997, appearing in the Annual Report on Form 10-K of Nanometrics Incorporated for the year ended December 31, 1996.



Deloitte & Touche LLP
/s/ Deloitte & Touche LLP



San Jose, California
August 8, 1997